Exhibit 10.26
AMENDED AND RESTATED
COMMUNITY FIRST BANK AND TRUST
MANAGEMENT INCENTIVE COMPENSATION PLAN
Objective
A.	To maximize the Bank’s long term profitability and the return on shareholders equity.

B.	To promote teamwork among members of management and to encourage superior individual performance.

C.	To provide management the ability to earn incentive compensation proportional to the Bank’s success and their individual contributions.
Eligibility
All senior officers of the Bank may be eligible for consideration as plan participants. Actual participation will be recommended by Senior Bank Management and approved by the Board of Directors. To be recommended an individual participant must:
1.	be performing in a fully satisfactory manner; and

2.	hold a position appropriate for the use of incentive compensation.
Participation Groups
The plan will have three groups of participants based upon level of management responsibilities.
Plan Components
The Management Incentive Compensation Plan has two components:
1.	The Bank and/or unit performance measurement; and

2.	The individual measurement.
Individual Awards
Individual awards are expressed as a percentage of each individual’s base salary as of December 31 of the plan year, and are payable by virtue of Bank and/or Branch performance.
If approved for participation, an employee hired during the plan year will be eligible to receive partial incentive compensation based upon the base salary at time of eligibility and the period remaining in the plan year. No payment will be made for participation of less than two months of the plan year.

A.    Ineligibility During Plan Period
An individual participant who becomes ineligible during the plan year for any reason other than normal retirement as defined in the Bank’s retirement plan, death or disability, will cease to participate in the plan and will not receive any incentive payment for the period of eligibility.
B.    Calculation of Performance Targets
All performance targets will be calculated on an after bonus basis.
C.    Distribution of Awards
Payments will be made upon recommendation by Senior Bank Management and approval of the Board of Directors and shall occur between January 1 and March 15 following the completion of the management incentive compensation year. Any undistributed funds will revert to the Bank and the fund will terminate.
D.    Termination of Employment
Except as specifically provided below, to receive payment an employee must be an active employee at the end of the management incentive compensation year.
E.    Retirement
A participant in the plan who has been employed during the entire plan year, but who is retired, as defined in the Bank’s retirement plan, at the time the awards are paid, will be eligible for full management incentive compensation payment. Employees retiring prior to the end of the plan year will be eligible for pro-rata participation based upon Bank and/or Branch performance for the plan year, the employee’s individual performance, and the time of the employee’s active participation in the plan, provided such participation is at least two months.
F.    Leave of Absence or Disability
A participant in the plan who becomes disabled, as defined in the Bank’s long-term disability plan, or who, for other reasons, must take a leave of absence during the plan year may, at the discretion of Bank management, be eligible to receive partial management incentive compensation. Such award, if approved, will be based upon Bank and/or Branch performance for the plan year, the employee’s individual performance, and the time of the employee’s active participation in the plan, provided such participation is at least two months.
G.    Death
The estate of a participant in the plan who has been employed during the entire plan year, but who dies prior to the time the awards are paid, will be eligible to receive full management incentive compensation payment. The estate of employees dying prior to the end of the plan year will be eligible to receive pro-rata participation based upon Bank and/or Branch performance for the plan year, the employee’s individual performance, and the time of the employee’s active participation in the plan, provided such participation is at least two months.
H.    Amendments
The Bank reserves the rights to change, modify, or terminate this plan, with or without notice, in whole or in part, at any time. However, if the decision is ever made to change, modify, or terminate the plan, then, incentive compensation earned prior to the date the decision to change, modify, or terminate the plan is made, will be pro-rated and paid accordingly.
I.    General Information
No individual employee or other person has any claim to be included in the plan or to be paid management incentive compensation under the plan until said individual has been declared an eligible participant by Senior Bank Management and approved by the Board of Directors. In addition, all of the applicable provisions of the Management Incentive Compensation Plan must have been met, including the availability of funds, the determination of the extent to which goals have been met, and the individual performance evaluation.
General Program Provisions
A.    Administration of the Plan
Senior Bank Management has full power and final authority to construe, interpret, and administer the plan. No member of management shall be personally liable for damage, in the absence of bad faith, for any act or omission with respect to the operation or administration of the plan.
B.    Eligibility During Plan Period
Any employee, who becomes eligible for participation in the plan due to employment or promotion during the plan year, will be considered for inclusion in a participant group consistent with the employee’s assigned position.
If approved for participation, the employee will be eligible to receive partial incentive compensation based upon the base salary at time of eligibility and the period remaining in the plan year. No payment will be made for participation of less than two months of the plan year.
C.    Ineligibility During Plan Period
An individual participant who becomes ineligible during the plan year for any reason other than normal retirement as defined in the Bank’s retirement plan, death or disability, will cease to participate in the plan, and will not receive any incentive payment for the period of eligibility.

D.    Calculation of Performance Targets
All performance targets will be calculated on an after bonus basis.
E.    Distribution of Awards
Payments will be made upon approval by Senior Bank Management and shall occur between January 1 and March 15 following the completion of the incentive compensation year. Any undistributed funds will revert to the Bank and the fund will terminate.
F.    Termination of Employment
Except as specifically provided below, to receive payment an employee must be an active employee at the end of the incentive compensation year.
G.    Retirement
A participant in the plan who has been employed during the entire plan year, but who is retired, as defined in the Bank’s retirement plan, at the time the awards are paid, will be eligible for full incentive compensation payment. Employees retiring prior to the end of the plan year will be eligible for pro-rata participation based upon Branch performance for the plan year, the employee’s individual performance, and the time of the employee’s active participation in the plan, provided such participation is at least two months.
H.    Leave of Absence or Disability
A participant in the plan who becomes disabled, as defined in the Bank’s long-term disability plan, or who, for other reasons, must take a leave of absence during the plan year may, at the discretion of Bank management, be eligible to receive partial incentive compensation. Such award, if approved, will be based upon Branch performance for the plan year, the employee’s individual performance, and the time of the employee’s active participation in the plan, provided such participation is at least two months.
I.    Death
The estate of a participant in the plan who has been employed during the entire plan year, but who dies prior to the time the awards are paid, will be eligible to receive full incentive compensation payment. The estate of employees dying prior to the end of the plan year will be eligible to receive pro-rata participation based upon Branch performance for the plan year, the employee’s individual performance, and the time of the employee’s active participation in the plan, provided such participation is at least two months.
J.    Amendments
The Bank reserves the rights to change, modify, or terminate this plan, with or without notice, in whole or in part, at any time. However, if the decision is ever made to change, modify, or terminate the plan, then, incentive compensation earned prior to the date the decision to change, modify, or terminate the plan is made, will be pro-rated and paid accordingly.
K.    General Information
No individual employee or other person has any claim to be included in the plan or to be paid incentive compensation under the plan until said individual has been declared an eligible participant by Senior Bank Management. In addition, all of the applicable provisions of the Management Incentive Compensation Plan must have been met, including the availability of funds, the determination of the extent to which goals have been met, and the individual performance evaluation.